Exhibit 99.4

Javaco, Inc.

Financial Statements

May 31, 2009 and 2008

With Independent Auditors’ Report

Javaco, Inc.
Table of Contents
May 31, 2009 and 2008

Independent Auditors’ Report	1

Financial Statements

Balance Sheets	2

Statements of Operations	3

Statements of Stockholder's Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6-10

Supplementary Information

Schedules of General and Administrative Expenses	11

WithumSmith+Brown, PC
A Professional Corporation
Certified Public Accountants and Consultants

One Spring Street
New Brunswick, NJ 08901
732.828.1614      fax 732.828.5156
www.withum.com
Additional Offices in New Jersey, New York, Pennsylvania, Maryland, Colorado and Florida

Independent Auditors’ Report

To the Stockholder, Javaco, Inc.:

We have audited the accompanying balance sheets of Javaco, Inc., as of May 31, 2009 and 2008 and the related statements of operations, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Javaco, Inc. as of May 31, 2009 and 2008, and the result of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying schedules of general and administrative expenses are presented only for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

October 19, 2010

Javaco, Inc.
Balance Sheets
May 31, 2009 and 2008

Assets	2009	2008
Current assets
Cash	$7,707	$5,342
Accounts receivable, less allowance for doubtful accounts of $16,000 and $60,000 for 2009 and 2008, respectively	1,224,700	1,516,087
Inventory, net	528,748	714,951
Prepaid expenses and other current assets	9,708	4,606
Total current assets	1,770,863	2,240,986

Property and equipment, net	29,155	21,310

	$1,800,018	$2,262,296
Liabilities and Stockholders' Equity

Current liabilities
Accounts payable	$868,007	$1,083,298
Accrued expenses	59,856	66,176
Line of credit	199,550	199,550
Note payable	--	50,000
Related party note payable	--	50,000
Income taxes payable	642	--
Deferred taxes payable	30,451	--
Current maturities of long-term debt	52,411	39,710
Total current liabilities	1,210,917	1,488,734

Long-term debt, less current maturities	125,719	173,234

Deferred taxes payable	48,215	--

Stockholders' equity
Common stock, $1.00 par value, 100 shares authorized, issued, and outstanding	100	100
Retained earnings	415,067	600,228
Total stockholder's equity	415,167	600,328

	$1,800,018	$2,262,296

The Notes to Financial Statements are an integral part of these statements.

Javaco, Inc.
Statements of Operations
Years Ended May 31, 2009 and 2008

	2009	2008
Sales	$6,358,934	$6,635,647

Cost of sales	5,453,118	5,548,784

Gross profit	905,816	1,086,863

General and administrative expenses	975,174	933,348

(Loss) income from operations	(69,358)	153,515

Interest expense	36,495	26,435

(Loss) income before provision for income taxes	(105,853)	127,080

Provision for income taxes	79,308	--

Net (loss) income	$(185,161)	$127,080

The Notes to Financial Statements are an integral part of these statements.

Javaco, Inc.
Statements of Stockholders’ Equity
Years Ended May 31, 2009 and 2008

	Common Stock
	Shares	Amount	Retained Earnings	Total Stockholders' Equity
June 1, 2007	100	$100	$479,273	$479,373

Distributions to stockholder	--	--	(6,125)	(6,125)

Net income	--	--	127,080	127,080

May 31, 2008	100	100	600,228	600,328

Net loss	--	--	(185,161)	(185,161)

May 31, 2009	100	$100	$415,067	$415,167

The Notes to Financial Statements are an integral part of these statements.

Javaco, Inc.
Statements of Cash Flows
Years Ended May 31, 2009 and 2008

	2009	2008
Cash flows from operating activities
Net (loss) income	$(185,161)	127,080
Adjustments to reconcile net (loss) income to net cash provided (used) by operating activities
Depreciation	15,761	36,076
Provision for inventory reserve	5,000	5,000
Bad debt expense	41,795	123,753
Deferred taxes	78,666	--
Change in operating assets and liabilities
Accounts receivable	249,592	(621,145)
Due from related party	--	5,600
Inventory	181,203	(185,349)
Prepaid income taxes	--	--
Prepaid expenses and other current assets	(5,102)	(1,557)
Accounts payable	(215,291)	355,498
Accrued expenses	(6,320)	22,258
Income taxes payable	642	--
Net cash provided (used) by operating activities	160,785	(132,786)

Cash flows from investing activities
Purchases of property and equipment	(17,688)	(25,844)
Net cash used by investing activities	(17,688)	(25,844)

Cash flows from financing activities
Distributions to stockholders	--	(6,125)
Change in line of credit, net		199,550
Repayments of long-term debt	(40,732)	(104,771)
Change in related party note payable	(50,000)	50,000
Change in notes payable	(50,000)	50,000
Net cash (used) provided by financing activities	(140,732)	188,654

Net change in cash	2,365	30,024

Cash
Beginning of year	5,342	(24,682)

End of year	$7,707	$5,342
Supplemental disclosure of cash flow information
Cash paid during the year for
Income taxes	$--	$--

Interest	$36,495	$26,435
Noncash financing and investing activities
Purchases of fixed assets through long-term debt	$5,918	$--

The Notes to Financial Statements are an integral part of these statements.

Javaco, Inc.
Notes to Financial Statements
May 31, 2009 and 2008

1. Nature of Business

Javaco, Inc., (the “Company”), distributes equipment, hardware and tools for maintenance and construction in the Cable TV and Telecommunications industries. The Company serves major cable television systems and their contractors in North America and Latin America. At May 31, 2009 and 2008, approximately 58 percent and 56 percent of sales were from Latin America, respectively.

2. Summary of Significant Accounting Policies

Revenue Recognition
The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable, and collectability is reasonably assured. Delivery does not occur until products have been shipped and risk of loss and ownership has transferred to the customer.

Accounts Receivable and Collections
Accounts receivable are unsecured, uncollateralized customer obligations. Accounts receivable are stated at the amounts billed to the customer. The Company does not bill or accrue interest on delinquent receivables. Payments of accounts receivable are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amount that may not be collected. Management individually reviews all accounts receivable balances that are past due and based upon an assessment of current creditworthiness, estimates the portion, if any, of the balance that may not be collected.

Fair Value of Financial Instruments
The carrying amount of financial instruments including cash, accounts receivable, accounts payable, and short-term debt approximates their fair values because of the relatively short maturity of these instruments.

Inventories
Inventories are stated at the lower of cost or market, as determined under the weighted average method. At each of the years ended May 31, 2009 and 2008, inventory reserve for obsolete and slow moving inventory was approximately $5,000.

Property and Equipment
Property and equipment are stated at cost. Depreciation and amortization is provided under the straight-line method based upon the following estimated useful lives:

Description	Estimated Life (Years)

Computers	3
Autos	5
Furniture and fixtures	5
Machinery and equipment	5
Leasehold improvements	Lesser of estimated life or term of lease

Major replacements and improvements of property and equipment are capitalized. Minor replacements, repairs and maintenance are charged to expense as incurred. Upon retirement or sale, the cost of the assets disposed and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is recorded in operations.

Javaco, Inc.
Notes to Financial Statements
May 31, 2009 and 2008

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Income Taxes
The Company had elected to be taxed under provisions of Subchapter S of the Internal Revenue code. In addition, the Company had elected to be treated as an S-Corporation for state income tax purposes. Under those provisions, the income or loss of the Company is reported on the stockholder’s tax return. The Company was not required to pay federal or state taxes on its taxable income up through the date the S-Election was terminated. As a result of the acquisition of the outstanding stock of the Company in July 2008 by a public company (see note 11), the S-Election was terminated and the Company became subject to both federal and state income taxes on income generated after July 2008.

Deferred income tax assets and liabilities are recognized for the differences between the financial and income tax reporting basis of assets and liabilities based on enacted tax rates and laws. The deferred income tax provision or benefit generally reflects the net change in deferred income tax assets and liabilities during the year. A valuation allowance is recorded when the expected recognition of a deferred tax asset is considered to be unlikely. Prior to July 2008, the Company filed its income tax returns on a cash basis. In July 2008, the Company changed its accounting method for income taxes to the accrual basis and elected to recognize the additional taxable income as a result of the change in methods over a 4 year period beginning in 2008. Deferred taxes at May 31, 2009 primarily result from the additional taxable income on the change in accounting method to be recognized through 2011.

The Company has deferred the application of “Accounting for Uncertainty in Income Taxes” until its first fiscal year beginning after December 15, 2008. The Company’s accounting policy is to evaluate uncertain tax positions in accordance with “Accounting for Contingencies”.

Concentration of Risk
At May 31, 2009, two customers accounted for approximately 64 percent of the total receivables. At May 31, 2008, two customers accounted for approximately 75 percent of the total receivables.

Due to the nature of the business, sales are concentrated with several customers each year. In 2009 approximately 41 percent of sales were from three customers. In 2008, approximately 38 percent of sales were from two customers.

The Company maintains its cash in a bank deposit account that, may at times, exceed the federally insured limit. Management monitors the soundness of the institution and has not experienced any losses.

Advertising Costs
The Company expenses advertising as the costs are incurred. Advertising expense was $41,040 and $51,926 for the years ended May 31, 2009 and 2008, respectively.

Sales Tax
The Company’s policy is to record sales tax on the sale of its products as a liability, and does not include such amounts in revenue.

Javaco, Inc.
Notes to Financial Statements
May 31, 2009 and 2008

3.  Inventories

	2009	2008

Parts for resale	$529,368	$716,647
Warehouse supplies	4,380	3,304
Less: Provision for obsolete and slow moving inventory	(5,000)	(5,000)
	$528,748	$714,951

4.  Property and Equipment

Property and equipment consists of the following as of May 31:

	2009	2008

Computers	$35,334	$20,744
Autos	36,848	36,848
Furniture and fixtures	3,919	3,919
Machinery and equipment	3,745	3,745
Leasehold improvements	9,016	--
	88,862	65,256
Less: Accumulated depreciation	59,707	43,946
Property and equipment, net	$29,155	$21,310

Depreciation expense included as a charge to income for the years ended May 31, 2009 and 2008 was $15,761 and $36,076, respectively.

5. Line of Credit

The Company has a SBA line of credit with JPMorgan Chase Bank, NA, which is secured by all business assets including inventory, accounts receivable and property and equipment, interest is at prime plus 1.00 percent per annum, with maximum borrowing under the line of credit of $200,000. The loan is guaranteed by the stockholder. At each of the years ended May 31, 2009 and 2008 the outstanding principle amounted to $199,550.

6. Short-term Note Payable

At May 31, 2008 the Company was obligated to an individual for a short-term note payable in the amount of $50,000. The advance was due on July 2, 2008 and was fully repaid. The note included interest at prime plus one percent and was secured by a specific accounts receivable of the Company.

Javaco, Inc.
Notes to Financial Statements
May 31, 2009 and 2008

7. Long- Term Debt

Long-term debts consists of the following at May 31;

	2009	2008

JPMorgan Chase, NA, SBA loan, interest at 6.75 percent per annum, unsecured, guaranteed by the stockholder, final payment due March 2013	$166,907	$199,979

Various equipment and vehicle loans, interest at 4 percent - 6.4 percent per annum, final payment due through April 2010	11,223	12,965
	178,130	212,944
Less - Current maturities	52,411	39,710
Long-term debt net of current maturities	$125,719	$173,234

Aggregate maturities of long-term debt due in the next five years are as follows:

Year	Amount

2010	$52,411
2011	41,868
2012	44,199
2013	39,652
$178,130

8. Related Party Transactions

At May 31, 2008, the Company was obligated to a family member of the former stockholder for a $50,000 loan which was due in July 2008 with interest at prime plus 1 percent. The loan was repaid in full in July 2008.

The Company sells product to a corporation owned by the former stockholder. Sales to this company amounted to approximately $770,000 and $1,110,000 for the years ended May 31, 2009 and 2008, respectively. Included in accounts receivable at May 31, 2009 and 2008 is approximately $260,000 and $367,000, respectively, from this company.

9. Commitments

The Company leases its office and warehouse facility under an operating lease. The lease requires monthly payments of $4,333 and expires in July 2010. Significant obligations under the terms of lease include the maintenance of the facility. Total rent expense for the years ended May 31, 2009 and 2008 amounted to $54,266 and $47,227, respectively. Future minimum rental commitments of the Company under all noncancelable leases with terms of one year or more are as follows:

2010	$54,000
2011	4,667

Javaco, Inc.
Notes to Financial Statements
May 31, 2009 and 2008

10.           Income Taxes

The provision for income taxes consists of the following at May 31:

	2009	2008

State - current	$169	$--
Federal – current	473
Federal - deferred	78,666	--
	$79,308	$--

The components of the net deferred tax liability as of May 31, are as follows:

	2009	2008

Current deferred tax assets	$--	$--
Current deferred tax liability
Cash basis adjustment	30,451	--
Net current deferred tax liability	$30,451	$--

Non-current deferred tax liability
Cash basis adjustment	$48,215	$--

The provision for income taxes is different thent the federal statutory rate applied to income or loss to earnings before provision for income taxes. For 2008, the difference is due to the S-Election in effect for the year. For 2009, as a result of the termination of the S-Election in July 2008 a deferred tax liability was recorded to reflect the net impact of timing difference that existed at the time the S-Election was terminated. The primary item was the result of the Company changing the method of reporting its income for tax reporting purposes form the cash method of accounting to the accrual method.

11.   Acquisition of Outstanding Common Stock of the Company

In July 2008, all of the outstanding common stock of the Company was acquired from the stockholder by Domark International, a corporation trading on the over the counter bulletin board, which resulted in the Company being a wholly owned subsidiary of the company. In August 2009, all of the outstanding shares of stock held by Domark International we sold to JBI, Inc a corporation also trading on the over the counter bulletin board which resulted in the Company being a wholly owned of subsidiary of JBI.

12.   Subsequent Events

The Company has evaluated subsequent events occurring after the balance sheet date through the date of October 19, 2010 which is the date the financial statements were available to be issued. Based on this evaluation, the Company has determined that no subsequent events have occurred which require disclosure in the financial statements other than the following:

In August 2009, the Company was acquired by a publicly traded company.

In December 2009, the Company’s parent paid off the outstanding line of credit and long-term debt of the Company.

SUPPLEMENTARY INFORMATION

Javaco, Inc.
Schedules of General and Administrative Expenses
Years Ended May 31, 2009 and 2008

	2009	2008
General and administrative expenses
Officers' salaries	$115,787	$108,263
Office salaries	225,697	203,850
Rent	54,266	47,227
Advertising	41,040	51,926
Selling expenses	285,427	190,710
Insurance	1,206	4,247
Telephone	13,261	14,298
Contributions	1,154	2,936
Auto expense	8,288	5,091
Office expense	59,924	20,975
Bank charges	30,447	43,417
Bad debt expense	41,795	123,753
Professional fees	6,163	3,878
Travel and entertainment	34,547	27,593
Depreciation	15,761	36,076
Repairs and maintenance	1,987	2,429
Utilities	16,227	15,186
Miscellanous expense	4,371	5,128
Equipment and supplies	15,824	23,819
Dues and subscriptions	2,002	2,546
	$975,174	$933,348

See Independent Auditors’ Report.